 Exhibit 32.3

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

 PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Nicholas A. Sinigaglia, Principal Financial and Accounting Officer of ICON Oil & Gas GP, LLC, the Managing General Partner of the Registrant, in connection with the Annual Report of ICON Oil & Gas Fund-A L.P. (the “LP”) on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the LP.

Date: March 28, 2013

/s/ Nicholas A. Sinigaglia
Nicholas A. Sinigaglia Managing Director
(Principal Financial and Accounting Officer) ICON Oil & Gas GP, LLC

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